UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – April 13, 2023

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 4.01	Change In Registrant’s Certifying Accountant.
(a) Resignation of Grant Thornton LLP. On April 13, 2023, Grant Thornton LLP (“GT”), the independent registered public accounting firm to SIFCO Industries, Inc. (the “Company”), informed the Company of its decision to resign from its role as the Company’s independent registered public accounting firm. Neither the Audit Committee nor the Board of Directors of the Company took part in GT’s decision to resign.

The reports of GT on our consolidated financial statements as of and for the fiscal years ended September 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2022 and 2021, and the subsequent interim periods through April 13, 2023, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GT’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided GT with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that GT furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of GT’s letter dated April 19, 2023, regarding the above disclosures is filed as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 19, 2023.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: April 19, 2023
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)